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                                EXHIBIT 10.18
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         LISTING OF OFFICERS COVERED AS OF JANUARY 29, 1994 BY FORM
             OF EMPLOYMENT AGREEMENT REFERENCED AT EXHIBIT 10.17

     The following employees of the Company have entered into employment agreements governed by the provisions of Exhibit 10.17:

     Elayne M. Garofolo
     Robert J. Lambert
     Gerald J. Mathews
     Robert M. Menar
     William J. Podany
     Patricia A. Warren